EX-10.10

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE
SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
                                                                      ----------
ACT"),  AND,  ACCORDINGLY,  MAY  NOT  BE  OFFERED  OR SOLD EXCEPT PURSUANT TO AN
---
EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES

                          CHINA WORLD TRADE CORPORATION
      PLACEMENT AGENT'S WARRANT TO PURCHASE 43,000 SHARES OF COMMON STOCK
                            (SUBJECT TO ADJUSTMENT)
                          (VOID AFTER AUGUST 26, 2009)

PPW  -
------

     THIS COMMON STOCK PURCHASE WARRANT CERTIFIES that, for value received, DUNCAN CAPITAL, LLC (the "HOLDER"), is entitled, upon the terms and subject to
                            ------
the limitations on exercise and the conditions hereinafter set forth, at any time on or after on or prior to the close of business on August 26, 2009 (the "TERMINATION DATE") but not thereafter, to subscribe for and purchase from China
  ---------------
World  Trade  Corporation,  a  Nevada  corporation (the "COMPANY"), up to 43,000
                                                         -------
shares (the "WARRANT SHARES") of Common Stock, $.001 par value per share, of the
             --------------
Company  (the  "COMMON  STOCK"). The purchase price of one share of Common Stock
                -------------
(the  "EXERCISE PRICE") under this Warrant shall be $2.50, subject to adjustment
       --------------
hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED AS OF AUGUST 26, 2004, BETWEEN THE COMPANY AND THE PURCHASERS SET FORTH ON SCHEDULE 1 THERETO(THE
                                                          ------------------
"PURCHASE  AGREEMENT").
 -------------------

1.     Title  to  Warrant.  Prior  to  the  Termination  Date  and  subject  to
       ------------------
compliance  with applicable laws and Section 7 of this Warrant, this Warrant and
                                     ---------
all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

2.     Authorization  of  Shares.  The Company covenants that all Warrant Shares
       -------------------------
which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3.     Exercise  of  Warrant.
       ---------------------

(a) Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company), and upon payment of the Exercise Price of the Warrant Shares thereby purchased by wire transfer or cashier's check drawn on a United States bank or internationally recognized bank, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for Warrant Shares purchased hereunder shall be delivered to the Holder within seven
(7) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been properly exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 have been paid. If such conditions by the Holder have been met, and
   ---------
the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the close of
                                                    ------------
business on the 7th Trading Day after the date of such conditions being met by the Holder, then the Holder will have the right to rescind such exercise. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to a proper exercise, and all conditions being met by the
Holder, by the close of business on the 10th Trading Day after the date of exercise, and if after such 10th Trading Day the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "BUY-IN"), then the
                                                              ------
Company shall (1) pay in immediately available funds to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Warrant Shares so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $100 to cover a Buy-In with respect to an attempted exercise of Warrant Shares with an aggregate sale price giving rise to such purchase obligation of $80, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $20. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Warrant Shares as required pursuant to the terms hereof.

(b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(c)     The  Company  shall  not  effect  any  exercise of this Warrant, and the
Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 3(a) or otherwise, to the extent that after giving effect to
            ------------
such  issuance  after  exercise,  the  Holder  (together  with  the  Holder's
Affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.9% of the number of shares of the Common Stock issued and outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding  sentence,  for  purposes  of  this Section 3(c), beneficial ownership
                                              ------------
shall  be  calculated  in accordance with Section 13(d) of the Exchange Act. For
                                          -------------
purposes  of  this Section 3(c), in determining the number of outstanding shares
                   ------------
of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within four Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Company Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 3(c) may be waived by
                                                   ------------
the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 3(c) shall continue to
                                                  ------------
apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The Holder is solely responsible for all calculations required in this Section 3(c). The Company shall have no
                                       -------------
liability for any issuances of Warrant Shares that exceed the 5% amount and the Company is entitled to rely on all calculations by the Holder and/or its agents. The Holder's exercise notice shall be deemed a representation of the Holder that the number of Warrant Shares to be acquired pursuant to such exercise notice shall be in compliance with the provisions of this Section 3(c).

(d) If, but only if, at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder, this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

     (A) = the Closing Price on the Trading Day preceding the date of such election;

     (B)  =  the  Exercise  Price  of  the  Warrants,  as  adjusted;  and

     (X) = the number of Warrant Shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

4.     No Fractional Shares or Scrip. No fractional shares or scrip representing
       -----------------------------
fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

5.     Charges,  Taxes and Expenses. Issuance of certificates for Warrant Shares
       ----------------------------
shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for
                           --------  -------
Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6.     Closing  of  Books.  The  Company will not close its stockholder books or
       ------------------
records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

7.     Transfer,  Division  and  Combination.
       -------------------------------------

(a) Subject to compliance with any applicable securities laws and the conditions set forth in Section 1 and Section 7(e) hereof and to the provisions
                         ---------             ----
of  Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder
    -----------
are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such
                  ------------
division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.
                                                                      ---------

(d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

(e) If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

8.     No  Rights  as  Shareholder Until Exercise. This Warrant does not entitle
       ------------------------------------------
the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

9.     Loss,  Theft, Destruction or Mutilation of Warrant. The Company covenants
       --------------------------------------------------
that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10.    Saturdays,  Sundays, Holidays, etc.  If the last or appointed day for the
       ----------------------------------
taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday in the State of New York, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday in the State of New York.

11.    Adjustments  to  Exercise  Price  and  Number  of  Warrant  Shares.
       ------------------------------------------------------------------
     For  purposes  of this Section 11, references to Common Stock shall include
                            ----------
shares of Common Stock, par value $.0001 of the Company (and any other classes of common stock issued by the Company).

(a)     Stock  Splits,  Etc.  The number and kind of securities purchasable upon
        -------------------
the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common
Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder pursuant to this Section 11(a), the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)     Anti-Dilution Provisions.  From the Initial Exercise Date until one year
        ------------------------
following the Closing Date, the Exercise Price and the number of Warrant Shares issuable hereunder and for which this Warrant is then exercisable pursuant to
Section 1 hereof shall be subject to adjustment from time to time as provided in
---------
this  Section  11(b).  In the event that any adjustment of the Exercise Price as
      --------------
required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

(i)     Effect on Exercise Price of Certain Events.  For purposes of determining
        ------------------------------------------
the  adjusted  Exercise  Price  under  Section  11(b) hereof, the following will
                                       --------------
be  applicable:

(A) If at any time from Closing Date until the first anniversary thereof, the Company shall grant any warrants to any person or entity with an exercise price which shall be less than the Exercise Price, without the consent of each Holder, the Exercise Price (of the Warrants which have not been exercised) shall be adjusted to equal to such lower exercise price

(B)     Exceptions  to Adjustment of Exercise Price. Notwithstanding anything to
        -------------------------------------------
the contrary herein, this Section 11(b) shall not apply to the following (1) the
                          -------------
granting of warrants to employees, officers, directors or consultants of the Company pursuant to any stock option plan or other written compensatory agreement, or (2) the issuance of warrants in connection with acquisitions, joint ventures, arrangements related to the Company's operations and strategic relationships, or other strategic investments, the primary purpose of which is not to raise capital.

(ii)    Minimum  Adjustment  of  Exercise  Price.  No adjustment of the Exercise
        ----------------------------------------
Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

12.    Reorganization,  Reclassification,  Merger,  Consolidation or Disposition
       -------------------------------------------------------------------------
of  Assets.  In  case  the  Company shall reorganize its capital, reclassify its
-----------
capital stock (other than as set forth in Section 11), consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to any class of common stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("OTHER PROPERTY"), are to be received by or distributed
                          --------------
to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this
Section  12.  For purposes of this Section 12, "COMMON STOCK OF THE SUCCESSOR OR
-----------                        ----------   --------------------------------
ACQUIRING  CORPORATION"  shall  include  stock  of such corporation of any class
----------------------
which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive
                                 -----------
reorganizations, reclassifications, mergers, consolidations or disposition of assets.

13.    Voluntary  Adjustment by the Company.  The Company may at any time during
       ------------------------------------
the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

14.    Notice of Adjustment.  Whenever the number of Warrant Shares or number or
       --------------------
kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

15.    Notice  of  Corporate  Action.  If  at  any  time:
       -----------------------------

(a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).
                  --------------

16.    Authorized  Shares.  The  Company  covenants  that  during the period the
       ------------------
Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the principal Trading Market upon which the Common Stock may be listed.

(a) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefore upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(b) Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

17.    Miscellaneous.
       -------------

(a)     Jurisdiction.  This  Agreement  shall  be  governed  by and construed in
        ------------
accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements in an amount judicially determined.

(b)     Restrictions.  The  Holder acknowledges that the Warrant Shares acquired
        ------------
upon the exercise of this Warrant, if not registered for resale under the Securities Act, will have legends imprinted upon any stock certificates evidencing such Warrant Shares and the Company will notify its transfer agent of restrictions upon resale imposed by the applicable state and federal securities laws.

(c)     Nonwaiver  and Expenses. No course of dealing or any delay or failure to
        -----------------------
exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d)     Notices.  Any notice, request or other document required or permitted to
        -------
be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement; provided, upon
                                                                  --------
any permitted assignment of this Warrant, the assignee shall promptly provide the Company with its contact information.

(e)     Limitation  of  Liability.  No  provision  hereof, in the absence of any
        -------------------------
affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f)     Remedies.  Holder,  in addition to being entitled to exercise all rights
        --------
granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(g)     Successors  and  Assigns.  Subject  to  applicable securities laws, this
        ------------------------
Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(h)     Amendment.  This  Warrant  may  be modified or amended or the provisions
        ---------
hereof  waived  with  the  written  consent  of  the  Company  and  the  Holder.

(i)     Severability. Wherever possible, each provision of this Warrant shall be
        ------------
interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(j)     Headings.  The  headings used in this Warrant are for the convenience of
        --------
reference only and shall not, for any purpose, be deemed a part of this Warrant.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  August  26,  2004

CHINA  WORLD  TRADE  CORPORATION


By:    /s/  John  Hui
       --------------
Name:  John  Hui
Title: Chief  Executive  Officer
       and Vice Chairman


DUNCAN  CAPITAL,  LLC


By:    /s/  David  Fuchs
       -----------------
Name:  David  Fuchs
Title: Managing  Member

                               NOTICE OF EXERCISE

To:     China  World  Trade  Corporation

1. The undersigned hereby elects to purchase ________ Placement Agent's Warrant Shares of China World Trade Corporation pursuant to the terms of the attached Placement Agent's Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

2.     Payment  shall  take the form of in lawful money of the United States; or

3. Please issue a certificate or certificates representing said Placement Agent's Warrant Shares in the name of the undersigned or in such other name as is specified below:


                           --------------------------
    The Placement Agent's Warrant Shares shall be delivered to the following:
                           --------------------------


4.     Accredited  Investor.  The  undersigned  is  an  "accredited investor" as
       --------------------
defined in Regulation D promulgated under the Securities Act of 1933, as amended.


[PURCHASER]



By:  -------------------------
     Name:
     Title:

                                ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)

     FOR VALUE RECEIVED, the foregoing Placement Agent's Warrant and all rights evidenced thereby are hereby assigned to

                                   ,  whose  address  is:
___________________________________

_________________________________________________________

_________________________________________________________


Dated:               ,  200_
      _______________


Holder's  Signature:
                    ___________________________
Holder's  Address:
                  _____________________________

Signature  Guaranteed:
                      _________________________



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Placement Agent's Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Placement Agent's Warrant.

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE
SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
                                                                      ----------
ACT"),  AND,  ACCORDINGLY,  MAY  NOT  BE  OFFERED  OR SOLD EXCEPT PURSUANT TO AN
---
EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES

                          CHINA WORLD TRADE CORPORATION
      PLACEMENT AGENT'S WARRANT TO PURCHASE 69,667 SHARES OF COMMON STOCK
                            (SUBJECT TO ADJUSTMENT)
                         (VOID AFTER DECEMBER 3, 2009)


PPW  -
------

     THIS COMMON STOCK PURCHASE WARRANT CERTIFIES that, for value received, DUNCAN CAPITAL, LLC (the "HOLDER"), is entitled, upon the terms and subject to
                            ------
the limitations on exercise and the conditions hereinafter set forth, at any time on or after on or prior to the close of business on December 3, 2009 (the "TERMINATION DATE") but not thereafter, to subscribe for and purchase from China
 ----------------
World  Trade  Corporation,  a  Nevada  corporation (the "COMPANY"), up to 69,667
                                                         -------
shares (the "WARRANT SHARES") of Common Stock, $.001 par value per share, of the
             --------------
Company  (the  "COMMON  STOCK"). The purchase price of one share of Common Stock
                -------------
(the  "EXERCISE PRICE") under this Warrant shall be $2.50, subject to adjustment
       --------------
hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED AS OF AUGUST 26, 2004, BETWEEN THE COMPANY AND THE PURCHASERS SET FORTH ON SCHEDULE 1 THERETO(THE
                                                          ------------------
"PURCHASE  AGREEMENT").
 -------------------

12.    Title  to  Warrant.  Prior  to  the  Termination  Date  and  subject  to
       ------------------
compliance  with applicable laws and Section 7 of this Warrant, this Warrant and
                                     ---------
all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

13.    Authorization  of  Shares.  The Company covenants that all Warrant Shares
       -------------------------
which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

14.    Exercise  of  Warrant.
       ---------------------

(a) Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company), and upon payment of the Exercise Price of the Warrant Shares thereby purchased by wire transfer or cashier's check drawn on a United States bank or internationally recognized bank, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for Warrant Shares purchased hereunder shall be delivered to the Holder within seven
(7) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been properly exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 have been paid. If such conditions by the Holder have been met, and
   ---------
the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the close of
                                                    ------------
business on the 7th Trading Day after the date of such conditions being met by the Holder, then the Holder will have the right to rescind such exercise. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to a proper exercise, and all conditions being met by the
Holder, by the close of business on the 10th Trading Day after the date of exercise, and if after such 10th Trading Day the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "BUY-IN"), then the
                                                              ------
Company shall (1) pay in immediately available funds to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Warrant Shares so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $100 to cover a Buy-In with respect to an attempted exercise of Warrant Shares with an aggregate sale price giving rise to such purchase obligation of $80, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $20. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Warrant Shares as required pursuant to the terms hereof.

(b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(c)     The  Company  shall  not  effect  any  exercise of this Warrant, and the
Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 3(a) or otherwise, to the extent that after giving effect to
            ------------
such  issuance  after  exercise,  the  Holder  (together  with  the  Holder's
Affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.9% of the number of shares of the Common Stock issued and outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding  sentence,  for  purposes  of  this Section 3(c), beneficial ownership
                                              ------------
shall  be  calculated  in accordance with Section 13(d) of the Exchange Act. For
                                          -------------
purposes  of  this Section 3(c), in determining the number of outstanding shares
                   ------------
of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within four Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Company Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 3(c) may be waived by
                                                   ------------
the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 3(c) shall continue to
                                                  ------------
apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The Holder is solely responsible for all calculations required in this Section 3(c). The Company shall have no
                                       -------------
liability for any issuances of Warrant Shares that exceed the 5% amount and the Company is entitled to rely on all calculations by the Holder and/or its agents. The Holder's exercise notice shall be deemed a representation of the Holder that the number of Warrant Shares to be acquired pursuant to such exercise notice shall be in compliance with the provisions of this Section 3(c).

(d) If, but only if, at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder, this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

     (A) = the Closing Price on the Trading Day preceding the date of such election;

     (B)  =  the  Exercise  Price  of  the  Warrants,  as  adjusted;  and

     (X) = the number of Warrant Shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

15.    No  Fractional  Shares  or  Scrip.  No  fractional  shares  or  scrip
       ---------------------------------
representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

16.    Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares
       ---------------------------
shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for
                           --------  -------
Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

17.    Closing  of  Books.  The Company will not close its stockholder books or
       ------------------
records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

18.    Transfer,  Division  and  Combination.
       -------------------------------------

(a) Subject to compliance with any applicable securities laws and the conditions set forth in Section 1 and Section 7(e) hereof and to the provisions
                         ---------             ----
of  Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder
    -----------
are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such
                  ------------
division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.
                                                                      ---------

(d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

(e) If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effectiveregistration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

19.    No  Rights  as Shareholder Until Exercise.  This Warrant does not entitle
       -----------------------------------------
the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

20.    Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants
       -------------------------------------------------
that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

21.    Saturdays,  Sundays, Holidays, etc.  If the last or appointed day for the
       ----------------------------------
taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday in the State of New York, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday in the State of New York.

22.    Adjustments  to  Exercise  Price  and  Number  of  Warrant  Shares.
       ------------------------------------------------------------------
     For  purposes  of this Section 11, references to Common Stock shall include
                            ----------
shares of Common Stock, par value $.0001 of the Company (and any other classes of common stock issued by the Company).

(a)     Stock  Splits,  Etc.  The number and kind of securities purchasable upon
        -------------------
the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common
Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder pursuant to this Section 11(a), the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)     Anti-Dilution Provisions.  From the Initial Exercise Date until one year
        ------------------------
following the Closing Date, the Exercise Price and the number of Warrant Shares issuable hereunder and for which this Warrant is then exercisable pursuant to
Section 1 hereof shall be subject to adjustment from time to time as provided in
---------
this  Section  11(b).  In the event that any adjustment of the Exercise Price as
      --------------
required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

(i)     Effect on Exercise Price of Certain Events.  For purposes of determining
        ------------------------------------------
the  adjusted  Exercise  Price  under  Section  11(b) hereof, the following will
                                       -------------
be  applicable:

(A) If at any time from Closing Date until the first anniversary thereof, the Company shall grant any warrants to any person or entity with an exercise price which shall be less than the Exercise Price, without the consent of each Holder, the Exercise Price (of the Warrants which have not been exercised) shall be  adjusted  to  equal  to  such  lower  exercise  price

(B)     Exceptions  to Adjustment of Exercise Price. Notwithstanding anything to
        -------------------------------------------
the contrary herein, this Section 11(b) shall not apply to the following (1) the
                          -------------
granting of warrants to employees, officers, directors or consultants of the Company pursuant to any stock option plan or other written compensatory agreement, or (2) the issuance of warrants in connection with acquisitions, joint ventures, arrangements related to the Company's operations and strategic relationships, or other strategic investments, the primary purpose of which is not to raise capital.

(ii)    Minimum  Adjustment  of  Exercise  Price.  No adjustment of the Exercise
        ----------------------------------------
Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

17.    Reorganization,  Reclassification,  Merger,  Consolidation or Disposition
       -------------------------------------------------------------------------
of  Assets.  In  case  the  Company shall reorganize its capital, reclassify its
---------
capital stock (other than as set forth in Section 11), consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to any class of common stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("OTHER PROPERTY"), are to be received by or distributed
                          --------------
to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this
Section  12.  For purposes of this Section 12, "COMMON STOCK OF THE SUCCESSOR OR
-----------                        ----------   --------------------------------
ACQUIRING  CORPORATION"  shall  include  stock  of such corporation of any class
----------------------
which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive
                                 -----------
reorganizations, reclassifications, mergers, consolidations or disposition of assets.

18.    Voluntary  Adjustment by the Company.  The Company may at any time during
       ------------------------------------
the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

19.    Notice of Adjustment. Whenever the number  of Warrant Shares or number or
       --------------------
kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

20.    Notice  of  Corporate  Action.  If  at  any  time:
       -----------------------------

(d) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(e) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(f) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).
                  --------------

21.    Authorized  Shares.  The  Company  covenants  that during the period the
       ------------------
Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the principal Trading Market upon which the Common Stock may be listed.

(c) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefore upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(d) Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

18.    Miscellaneous.
       -------------

(k)     Jurisdiction.  This  Agreement shall  be  governed  by  and construed in
        ------------
accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements in an amount judicially determined.

(l)     Restrictions.  The  Holder acknowledges that the Warrant Shares acquired
        ------------
upon the exercise of this Warrant, if not registered for resale under the Securities Act, will have legends imprinted upon any stock certificates evidencing such Warrant Shares and the Company will notify its transfer agent of restrictions upon resale imposed by the applicable state and federal securities laws.

(m)     Nonwaiver  and Expenses. No course of dealing or any delay or failure to
        -----------------------
exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(n)     Notices.  Any notice, request or other document required or permitted to
        -------
be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement; provided, upon
                                                                  --------
any permitted assignment of this Warrant, the assignee shall promptly provide the Company with its contact information.

(o)     Limitation  of  Liability.  No  provision  hereof, in the absence of any
        -------------------------
affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(p)     Remedies.  Holder,  in addition to being entitled to exercise all rights
        --------
granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(q)     Successors  and  Assigns.  Subject  to  applicable securities laws, this
        ------------------------
Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(r)     Amendment.  This  Warrant  may  be modified or amended or the provisions
        ---------
hereof  waived  with  the  written  consent  of  the  Company  and  the  Holder.

(s)     Severability. Wherever possible, each provision of this Warrant shall be
        ------------
interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(t)     Headings.  The  headings used in this Warrant are for the convenience of
        --------
reference only and shall not, for any purpose, be deemed a part of this Warrant.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  December  3,  2004

CHINA  WORLD  TRADE  CORPORATION


By:    /s/  John  Hui
       --------------
Name:  John  Hui
Title: Chief  Executive  Officer
       and  Vice Chairman


DUNCAN  CAPITAL,  LLC


By:    /s/  David  Fuchs
       -----------------
Name:  David  Fuchs
Title: Managing  Member

                               NOTICE OF EXERCISE

To:    China  World  Trade  Corporation

5. The undersigned hereby elects to purchase ________ Placement Agent's Warrant Shares of China World Trade Corporation pursuant to the terms of the attached Placement Agent's Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

6.     Payment  shall  take the form of in lawful money of the United States; or

7. Please issue a certificate or certificates representing said Placement Agent's Warrant Shares in the name of the undersigned or in such other name as is specified below:


                          ----------------------------
    The Placement Agent's Warrant Shares shall be delivered to the following:
                          ----------------------------


8.     Accredited  Investor.  The  undersigned  is  an  "accredited investor" as
       --------------------
defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[PURCHASER]



By:  -------------------------
     Name:
     Title:

                                ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)

     FOR VALUE RECEIVED, the foregoing Placement Agent's Warrant and all rights evidenced thereby are hereby assigned to

                                   ,  whose  address  is:
___________________________________


Dated:  _____________ ,  200_


Holder's  Signature:______________________________
Holder's  Address:________________________________

__________________________________________________


Signature  Guaranteed:____________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Placement Agent's Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Placement Agent's Warrant.